SUMMARY PROSPECTUS
January 27, 2025

Themes Generative Artificial Intelligence ETF
Ticker Symbol: WISE
Listed on The NASDAQ Stock Market

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Themes Generative Artificial Intelligence ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.ThemesETFs.com. You can also get this information at no cost by calling 1-866-5Themes (1-866-584-3637). The current Prospectus and Statement of Additional Information dated January 27, 2025 are incorporated by reference into this Summary Prospectus.

Fund Summary

Investment Objective
The Themes Generative Artificial Intelligence ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of an index composed of companies that have business operations in the field of artificial intelligence (AI) related industries.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period December 8, 2023 (commencement of operations) through September 30, 2024, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the performance, before fees and expenses, of the Solactive Generative Artificial Intelligence Index (the “Index”). The Index is based on a proprietary methodology developed and maintained by Solactive AG (the “Index Provider”), which is an organization that is independent of, and unaffiliated with, the Fund and Themes Management Company, LLC, the Fund’s investment adviser (the “Adviser”).
The Index
The Index is designed to provide exposure to companies that have business operations in AI related industries. The Index is denominated in U.S. dollars. As of December 31, 2024, the Index was comprised of 39 companies with a market capitalization range of between approximately $132 million and $3.8 trillion and a weighted average market capitalization of approximately $579.8 billion.
In constructing or adjusting the Index, the Index Provider identifies an “Index Universe” of companies that, on Selection Days (as defined below), fulfill the following requirements: 1) have a primary listing in a country classified as a developed country according to the Index Provider (Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States); 2) have a market capitalization of at least $100 million; 3) have a minimum Average Daily Value Traded of at least $1 million over 1 month and over 6 months prior to and including the Selection Day. The Average Daily Value Traded for a security is the sum of daily value traded over the specified period divided by the number of trading days that fall in the specified period.
Based on the Index Universe, the initial composition of the Index, as well as any selection for an ordinary rebalance, is determined on the Selection Day by first screening publicly available information such as financial news, business profiles and company publications using the Index Provider’s proprietary natural language processing algorithm (“ARTIS®”) to identify companies that have or are expected to have exposure to the provision of products and/or services that contribute to AI related industries. Companies are only eligible for inclusion in the Index if they generate at least 50% of their revenues from the following AI related industries: 1) artificial intelligence (AI) – comprises companies involved in the provision of AI computing solutions, software for digital transformation, processors and services to a variety of industries such as media, pharmaceutical and computers. Generative AI describes algorithms that can be used to create new content, including audio, code, images, text, simulations, and videos; 2) data analytics and big data – comprises companies involved in data-related technologies such as data mining (i.e., the process of extracting information from a large amount of data by using statistical, mathematical and analytics tools), predictive analytics (i.e., use of advanced analytics to make predictions about future outcomes using historical data), and machine learning. It also comprises companies engaged in the provision of business specific process management and business solutions data analytics; 3) natural language processing – comprises companies involved in delivering natural language processing, speech recognition, semantic networks (i.e., a type of graphical model that shows relationships between concepts, ideas and objects), ontology engineering (i.e., the study of methods and methodologies for building a set of concepts and categories in a subject area or domain that shows their properties and the relations between them to allow the AI to make inferences based on content and relationships), logic programming (i.e., a programming strategy that tells a model what goal to accomplish, rather than how to accomplish it), cognitive science, and theory of mind (i.e., the study of the mind and its processes and investigates how we ascribe mental states to other persons and how we use the states to explain and predict the actions of those other persons). It also includes the provision of algorithm-based solutions for machine learning; and 4) AI-driven services – comprises companies that develop and use AI-powered applications, such as chatbots, virtual assistants, predictive analytics, marketing technology and recommendation engines, as well as those that produce hardware and software components for AI systems, such as computer chips, graphics processing units, and specialized algorithms. Each company identified by ARTIS® receives a score that reflects its exposure to the Index strategy. This set of companies is then reviewed by the Index Provider and companies are removed from the selection process if they don’t have relevant business operations. The remaining companies (“Generative AI Companies”) are ranked by their score (in descending order) and the top 40 companies are selected for inclusion in the Index (“Index Components”) each weighted based on its relevance to its ARTIS® score. The determination of the Index Universe and the selection of Index Components is made by the Index Provider based on its proprietary methodology.

“Selection Day” is 10 weekdays before the Rebalance Day. “Rebalance Day” is the last weekday in February and August. The Index is rebalanced and reconstituted on each Rebalance Day based on data as of Selection Day. At the time of rebalancing, the Index is generally re-weighted based on the latest ARTIS® scores. This is designed such that the greater the exposure an Index Component has to AI related industries, the higher its weight will be. The Index Components may change over time.
The Fund’s Investment Strategy
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities that comprise the Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on the securities in the Index. The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of Generative AI Companies and in ADRs and GDRs based on such securities. The Index may include securities of large-, mid- and small-capitalization companies. The Fund’s 80% Policies are non-fundamental and require 60 days prior written notice to shareholders before each can be changed.
The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to beat the Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Index is concentrated (i.e., holds 25% or more of its total assets) in a particular industry or group of industries, the Fund is expected to be concentrated in that industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of December 31, 2024, a significant portion of the Index is represented by securities of companies that have business operations in the artificial intelligence and data services, semiconductors, software, and internet industries, and in the information technology sector. The degree to which components of the Index represent certain sectors or industries may change over time.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Concentration Risk. To the extent that the Index concentrates in investments related to a particular industry or group of industries, the Fund is expected to also concentrate its investments to approximately the same extent. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

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Artificial Intelligence and Data Services Industry Risk. Companies involved in, or exposed to, data services and artificial intelligence-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end user demand of products and services in various industries that may in part utilize artificial intelligence and/or data services. Further, many companies involved in, or exposed to, artificial intelligence-related businesses and data services (as determined by the Index Provider) may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in artificial intelligence and data services will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Artificial intelligence and data services companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial intelligence and data services companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Artificial intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Artificial intelligence and data services companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

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Internet Industry Risk. Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

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Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.

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Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

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Calculation Methodology Risk. The Index Provider relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

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Currency Risk. The Fund may invest in securities denominated in foreign currencies. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

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Depositary Receipts Risk. Depositary receipts (e.g., ADRs and GDRs) which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance and the Fund’s ability to replicate/track the performance of its Index.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

●	ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

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Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The NASDAQ Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.

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Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

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Geographic Risk. A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

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Risk of Investing in Developed Markets. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

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Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries to which the Fund has economic exposure. The U.S. is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including the renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by the Fund. Policy and legislative changes in any of the three countries may have a significant effect on North American economies generally, as well as on the value of certain securities held by the Fund.

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Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.

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International Closed Market Trading Risk. To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

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Large-Capitalization Investing Risk. The Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

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Mid-Capitalization Companies Risk. Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

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New Adviser Risk. Although the Adviser’s principals and the Fund’s portfolio managers have experience managing investments in the past, the Adviser is a newly-formed entity and has limited experience managing investments for an ETF, which may impact the Adviser’s effectiveness.

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New Fund Risk. The Fund has limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

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Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, Index Provider, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider, Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

●	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

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Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

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Small-Capitalization Companies Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

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Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Index that reflect themes and sub-themes, and its performance may suffer if such securities are not correctly identified or if a theme or sub-theme develops in an unexpected manner. Performance may also suffer if the stocks included in the Index do not benefit from the development of such themes or sub-themes. Performance may also be impacted by the inclusion of non-theme relevant exposures in the Index. There is no guarantee that the Index will reflect the theme and sub-theme exposures intended.

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Natural Language Processing (NLP) Model Risk. The Index Provider uses NLP models to assist in the development of the Fund’s Index. The Index’s investment theme is created by the Index Provider and the Index Provider’s description of the theme is used by the NLP screening models to identify relevant companies for index consideration. The investment theme must be accurately described in order for the NLP models to identify companies that reflect the themes and sub-themes of the Index. If the description of the theme is incorrect or incomplete, the NLP model may identify companies that are not relevant to the Fund’s investment theme or fail to identify companies that are relevant. As a result, securities may be included in or excluded from the Index that would have been excluded or included had the description of the theme been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors. There is no guarantee that the Index will reflect the theme and sub-theme exposures intended. The Index Provider relies on the integrity of the data being analyzed and its review processes could be adversely affected if erroneous or outdated data is utilized.

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Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Fund Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the most recent calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).
Calendar Year Total Return
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 28.54% for the quarter ended December 31, 2024, and the lowest quarterly return was -7.56% for the quarter ended June 30, 2024.
Average Annual Total Returns for the Period Ended December 31, 2024

Themes Generative Artificial Intelligence ETF	1 Year	Since Inception (December 8, 2023)
Return Before Taxes	41.18%	49.42%
Return After Taxes on Distributions	41.18%	49.42%
Return After Taxes on Distributions and Sale of Shares	24.38%	37.77%
MSCI ACWI Index (reflects no deduction for fees, expenses, or taxes)	17.49%	21.28%
Solactive Generative Artificial Intelligence Index (reflects no deduction for fees, expenses, or taxes)	42.08%	50.38%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Adviser
Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
Dingxun (Kevin) Shao, Vice President, Product Management & Development of the Adviser, Calvin Tsang, CFA, Head of Product Management & Development of the Adviser, and Paul Bartkowiak, Associate Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Shao and Mr. Tsang have served as portfolio managers since the Fund’s inception and Mr. Bartkowiak has served as portfolio manager since January, 2025.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.